                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) APRIL 13, 1998

                                _______________

                             QUADRAMED CORPORATION

    _______________________________________________________________________
               (Exact name of registrant as specified in charter)


          DELAWARE                              0-21031                            52-1992861
--------------------------------------------------------------------------------------------------
(State or other jurisdiction           (Commission File Number)                   (IRS Employer
      of incorporation)                                                        Identification No.)


           80 E. SIR FRANCIS DRAKE BLVD, SUITE 2A, LARKSPUR, CA 94939
    _______________________________________________________________________
              (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code:  (415) 461-7725

                 ______________________________________________

                                      NONE

                _______________________________________________

         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS.

         On April 13, 1998, the registrant announced in a press release that it has proposed to make a Rule 144A offering of $100 million principal amount of Convertible Subordinated Debentures due 2005. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.1.

         On April 28, the registrant announced in a press release the completion of a Rule 144A offering of $100 million principal amount of 5.25% Convertible Subordinated Debentures due 2005. Delivery of the debentures and payment of proceeds for the sale thereof will occur on May 1, 1998. A copy of the press release issued in connection with this announcement is incorporated herein by reference and is attached hereto as Exhibit 99.2.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

 EXHIBIT NO.          EXHIBIT

 99.1                 Press Release dated April 13, 1998.
 99.2                 Press Release dated April 28, 1998.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        QUADRAMED CORPORATION



DATE:  April 29, 1998                   By: /s/ KEITH M. ROBERTS
                                            ------------------------------------
                                            Name:   Keith M. Roberts
                                            Title:  Executive Vice President
                                                    and General Counsel





                                       2.
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                                 EXHIBIT INDEX

 EXHIBIT NO.          EXHIBIT

 99.1                 Press Release dated April 13, 1998.
 99.2                 Press Release dated April 28, 1998.




                                       3.